Quest Solution and TrackX Implement Asset Tracking and Management Solution for Leading Online Used Car Retailer

EUGENE, OR., May 3, 2017 — Quest Solution, Inc. (OTCQB: QUES), a specialty systems integrator that offers field and supply chain mobility solutions, has worked with TrackX Holdings, Inc. (TSX.V:TKX, OTCPINK:TKXHF) (“TrackX”) to roll-out Phase 1 of an RFID asset tracking and management solution for a leading online used car retailer. This integrated solution, with an estimated value of $5M, is responsible for tracking and managing hundreds of thousands of vehicles throughout all of the customer’s U.S. locations. The solution integrates predictive analytics and workflow processing to efficiently manage their automotive inventory.

Quest Solution’s pivotal role in Phase 1 of a multi-phased project supported TrackX’s delivery of its Global Asset Management for Enterprise (GAME) solution to this rapidly growing customer. In addition to providing business needs analysis, hardware selection, staging, kitting, integration and training of both mobile and stationary devices, Quest also engaged with TrackX to contribute professional services and project management in support of an aggressive implementation schedule.

The hardware needed for this tracking solution included Zebra Technologies handhelds and printers, Cradlepoint routers, JLT tablets, and Impinj RFID readers and antennas. With a focus on the design, deployment, and support of fully integrated mobile solutions, Quest harnesses decades of experience to integrate these solutions with auto-ID technologies like RFID, GPS, and sensors.

The partnership between TrackX and Quest has united decades of knowledge and experience, allowing both companies to deliver enterprise scalable and industry-leading asset tracking and inventory management solutions. TrackX’s GAME platform provides extensive analytics on vehicle processing, service quality, and logistics efficiencies. The end result of this tracking and management solution is increased efficiency, accountability, inventory accuracy and a higher-quality customer experience.

“The combination of TrackX’s GAME platform and our professional services and hardware offerings is already proving to be extremely valuable for this customer,” said Shai Lustgarten, CEO at Quest Solution. “We are very enthused about our partnership with TrackX and, given our extensive customer base, we believe that this implementation is representative of the value that many of Quest customers can benefit from. We look forward to continuing to benefit similar businesses through our relationship with TrackX.”

Tim Harvie, President and CEO of TrackX said, “Our customer’s commitment to expand upon the use of the TrackX solution across both additional locations and business processes is a testament to the combined efforts of Quest Solution and TrackX. Quest not only has the experience and expertise, but also the geographical coverage to support the delivery of TrackX solutions nationwide. We value Quest as a key partner to enable deployment of our GAME platform, a key pillar in solutions for the Industrial Internet of Things (IIoT) and enterprise digital transformation.”

If you are interested in learning more about Quest’s hardware and professional services offerings, contact us or give us a call at 800-242-7272.

About Quest Solution, Inc.

Quest Solution is a Specialty Systems Integrator focused on Field and Supply Chain Mobility. We are also a manufacturer and distributor of consumables (labels, tags, and ribbons), RFID solutions, and barcoding printers. Founded in 1994, Quest is headquartered in Eugene, Oregon, with offices in the United States.

Rated in the Top 1% of global solution providers, Quest specializes in the design, deployment and management of enterprise mobility solutions including Automatic Identification and Data Capture (AIDC), Mobile Cloud Analytics, RFID (Radio Frequency Identification), and proprietary Mobility software. Our mobility products and services offering is designed to identify, track, trace, share and connect data to enterprise systems such as CRM or ERP solutions. Our customers are leading Fortune 500 companies from several sectors including manufacturing, retail, distribution, food / beverage, transportation and logistics, health care and chemicals / gas / oil.

About TrackX

TrackX, based in Denver, Colorado, is an enterprise Industrial Internet of Things (IIoT) software platform provider leveraging multiple auto-ID technologies for the comprehensive management of physical assets. TrackX’s Global Asset Management for the Enterprise (GAME) enables the IIoT by providing unique item level tracking, workflow processing, event management, alerts and powerful analytics to deliver solutions across a growing number of industries. This platform creates unprecedented visibility and business intelligence of man-to-machine and machine-to-machine interaction. TrackX delivers significant value to a growing list of Fortune 500 companies and for customers in industries such as transportation, beverage, brewery, healthcare, hi-tech, hospitality, mining, agriculture, horticulture, manufacturing and government.

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Media Contact:

Mary Burke, Quest Solution, Inc.

Director of Marketing

(541) 466-3050

mburke@questsolution.com

Knox Henderson, TrackX Holdings, Inc.

(604) 551-2350

khenderson@trackx.com